UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7665 Corporate Center Drive
Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended Commitment Letter

On February 22, 2023, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd., entered into the second amended and restated commitment letter (the “Amended Commitment Letter”) with funds managed by affiliates of Apollo Global Management (the “Apollo Funds”), which amends, restates and supersedes the amended and restated commitment letter, dated July 26, 2022, among NCLC and the Apollo Funds. Pursuant to the Amended Commitment Letter, the Apollo Funds have agreed to purchase from NCLC an aggregate principal amount of up to $650 million of senior secured notes at NCLC’s option. Such commitments are available through February 2024, with an option for NCLC to extend such commitments through February 2025 at its election. NCLC has the option to make up to two draws, consisting of (i) $250 million of senior secured notes due 2028 that, if issued, will accrue interest at a rate of 11.00% per annum subject to a 1.00% increase or decrease based on certain market conditions at the time drawn (the “Class B Notes”) and (ii) $400 million aggregate principal amount of 8.00% senior secured notes due five years after the issue date (the “Backstop Notes”). If drawn, the Class B Notes will be subject to an issue fee of 2.00%, and the Backstop Notes will be subject to a quarterly duration fee of 1.50%, as well as an issue fee of 3.00%.

Secured Notes Indenture

On February 22, 2023, in connection with the execution of the Amended Commitment Letter, NCLC issued $250 million aggregate principal amount of 9.75% senior secured notes due 2028 (the “Class A Notes” and, collectively with the Class B Notes and the Backstop Notes, the “Notes”), subject to an issue fee of 2.00%. NCLC intends to use the net proceeds from the Class A Notes for general corporate purposes.

The Class A Notes were issued pursuant to an indenture (the “Indenture”), dated February 22, 2023, by and among, inter alia, NCLC, as issuer, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent. If issued, the Class B Notes and the Backstop Notes will also be issued pursuant to the Indenture. Interest on the Class A Notes will accrue from February 22, 2023 and is payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on May 15, 2023, at a rate of 9.75% per year. The Class A Notes will mature on February 22, 2028 unless earlier redeemed or repurchased.

The Class A Notes and the related guarantees are, and the Class B Notes and the Backstop Notes and the related guarantees, if issued, will be, secured by first-priority interests in, among other things and subject to certain agreed security principles, shares of capital stock in certain guarantors, our material intellectual property and two islands that we use in the operations of our cruise business. The Class A Notes are, and the Class B Notes and the Backstop Notes, if issued, will be, guaranteed by our subsidiaries that own the property that secures the Notes, as well as certain additional subsidiaries whose assets do not secure the Notes.

NCLC may, at its option, redeem the Class A Notes, in whole or in part, (i) at any time and from time to time prior to February 22, 2025, at a “make-whole” redemption price, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date, and (ii) on or after February 22, 2025, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date.

The Indenture includes requirements that, among other things and subject to a number of qualifications and exceptions, restrict the ability of NCLC and its restricted subsidiaries, as applicable, to (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets.  Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Indenture also contains customary events of default.

The foregoing description of the Amended Commitment Letter, the Indenture and the Class A Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Commitment Letter and the Indenture (including the form of Class A Note), as applicable, which are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Backstop Agreement

On February 23, 2023, NCLC entered into a backstop agreement (the “Backstop Agreement”) with Morgan Stanley & Co. LLC (“MS”), pursuant to which MS has agreed to provide backstop committed financing to refinance amounts outstanding under NCLC’s senior secured credit facility that are coming due in January 2024. Pursuant to the Backstop Agreement, NCLC may, at its sole option, issue and sell to MS (subject to the satisfaction of certain conditions) five-year senior unsecured notes (the “Unsecured Notes”) up to an aggregate principal amount sufficient to generate gross proceeds of $300 million at any time between October 4, 2023 and January 2, 2024.

The foregoing description of the Backstop Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Backstop Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the caption “Secured Notes Indenture” above as it relates to the issuance of the Class A Notes is incorporated into this Item 2.03 by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our expectations regarding the impacts of the COVID-19 pandemic, Russia’s invasion of Ukraine and general macroeconomic conditions, our expectations regarding cruise voyage occupancy, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, plans or goals for our sustainability program and decarbonization efforts, our expectations for future cash flows and profitability, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of:

●	adverse general economic factors, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

●	the spread of epidemics, pandemics and viral outbreaks, including the COVID-19 pandemic, and their effect on the ability or desire of people to travel (including on cruises), which is expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

●	implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with regulatory restrictions related to the pandemic;

●	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

●	our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

●	our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders;

●	the unavailability of ports of call;

●	future increases in the price of, or major changes, disruptions or reduction in, commercial airline services;

●	changes involving the tax and environmental regulatory regimes in which we operate, including new regulations aimed at reducing greenhouse gas emissions;

●	the accuracy of any appraisals of our assets as a result of the impact of the COVID-19 pandemic or otherwise;

●	our success in controlling operating expenses and capital expenditures;

●	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

●	adverse events impacting the security of travel, or customer perceptions of the security of travel, such as terrorist acts, armed conflict, such as Russia’s invasion of Ukraine, and threats thereof, acts of piracy, and other international events;

●	adverse incidents involving cruise ships;

●	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

●	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

●	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

●	the risks and increased costs associated with operating internationally;

●	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

●	our inability to obtain adequate insurance coverage;

●	pending or threatened litigation, investigations and enforcement actions;

●	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

●	any further impairment of our trademarks, trade names or goodwill;

●	our reliance on third parties to provide hotel management services for certain ships and certain other services;

●	fluctuations in foreign currency exchange rates;

●	our expansion into new markets and investments in new markets and land-based destination projects;

●	overcapacity in key markets or globally; and

●	other factors set forth under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic, Russia’s invasion of Ukraine and the impact of general macroeconomic conditions. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Indenture, dated February 22, 2023, by and among, inter alia, NCL Corporation Ltd., as issuer, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent.

10.1	Second Amended and Restated Commitment Letter, dated February 22, 2023, among NCL Corporation Ltd. and the purchasers named therein.

10.2	Backstop Agreement, dated February 23, 2023, between NCL Corporation Ltd. and Morgan Stanley & Co. LLC.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2023

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Mark A. Kempa
Name:	Mark A. Kempa
Title:	Executive Vice President and Chief Financial Officer